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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 13, 1998



                         First Alliance Mortgage Company
            (on behalf of First Alliance Mortgage Loan Trust 1998-1F)
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             California                              333-44585-02                       95-2944875
    ----------------------------               ------------------------             ------------------
    (State or Other Jurisdiction               (Commission File Number)             (I.R.S. Employer
         of Incorporation)                                                          Identification No.)



              177305 Von Karman Avenue
                 Irvine, California                       97614-6203
     ----------------------------------------             ----------
     (Address of Principal Executive Offices)             (Zip Code)



        Registrant's telephone number, including area code (714) 224-8400


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

          8.1        Tax Opinion and Consent of Arter & Hadden LLP
         23.1 Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FIRST ALLIANCE MORTGAGE
                                   COMPANY, as Company



                                  By:        /s/ Mark K. Mason
                                             ------------------------------
                                  Name:      Mark K. Mason
                                  Title:     Executive Vice President and
                                             Chief Financial Officer


Dated:  March 13, 1998



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                                  EXHIBIT INDEX


     Exhibit No.                    Description                        Page No.
     -----------                    -----------                        --------

         8.1      Tax Opinion and Consent of Arter & Hadden LLP
        23.1      Consent of Coopers & Lybrand L.L.P., independent
                  auditors of MBIA Insurance Corporation